                                                                 EXHIBIT 99.2


                   UNITED BANKSHARES, INC. AND SUBSIDIARIES

                               FINANCIAL SUMMARY
                   (In Thousands Except for Per Share Data)

                                                              Three Months Ended                    Nine Months Ended
                                                     -----------------------------------------------------------------------
                                                        September 30    September 30           September 30     September 30
                                                             2000            1999                   2000            1999
                                                     -----------------------------------------------------------------------
EARNINGS SUMMARY:
Interest income, taxable equivalent                      $    98,158     $    93,751            $   290,879     $   268,911
Interest expense                                              51,165          45,822                146,339         127,770
Net interest income, taxable equivalent                       46,993          47,929                144,540         141,141
Taxable equivalent adjustment                                  2,860           2,940                  8,250           5,574
Net interest income                                           44,133          44,989                136,290         135,567
Provision for loan losses                                      4,439           2,255                 10,837           4,780
Income (loss) from mortgage banking operations                 5,014           5,706                 12,556          16,219
Gain (loss) on security transactions                             324             (70)                 1,147               1
Other noninterest income                                       7,986           7,207                 22,886          19,715
Noninterest expenses                                          25,463          29,377                 80,712          87,268
Income taxes                                                   8,994           8,500                 26,658          26,797
Net income                                                    18,561          17,700                 54,672          52,657
Cash dividends paid                                            8,812           9,028                 26,503          26,403

PER COMMON SHARE:
Net income:
    Basic                                                       0.44            0.41                   1.30            1.22
    Diluted                                                     0.44            0.41                   1.29            1.20
    Diluted - cash basis                                        0.45            0.42                   1.33            1.24
Cash dividends paid                                             0.21            0.21                   0.63            0.61
Book value                                                                                            10.08            9.43
Closing market price                                                                                 19.625          24.313
Common shares outstanding:
    Actual, net of treasury shares                                                               41,825,392      42,831,660
    Average basic                                         41,842,460      43,124,385             42,020,696      43,239,869
    Average diluted                                       42,147,989      43,708,483             42,337,568      43,817,913

FINANCIAL RATIOS:
Return on average assets                                        1.50%           1.40%                  1.48%           1.46%
Return on average shareholders' equity                         18.01%          17.49%                 18.08%          16.68%
Average equity to average assets                                8.31%           8.01%                  8.16%           8.78%
Net interest margin                                             4.04%           3.99%                  4.13%           4.16%
                                                        September 30    September 30           December 31       June 30
                                                             2000           1999                   1999            2000
                                                     -----------------------------------------------------------------------
PERIOD END BALANCES:
Assets                                                     4,950,442       5,081,915              5,069,160       4,991,051
Earning assets                                             4,717,326       4,812,774              4,789,191       4,740,443
Loans, net of unearned income                              3,203,538       2,963,033              3,170,096       3,221,646
Loans held for sale                                          158,468         117,610                117,825         153,701
Investment securities                                      1,352,630       1,719,026              1,472,553       1,353,317
Total deposits                                             3,313,137       3,376,927              3,260,985       3,270,925
Shareholders' equity                                         421,622         403,956                395,930         402,135

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                                                                 Three Months Ended                          Nine Months Ended
                                               -------------------------------------------------------  --------------------------
                                                September        September       June         March      September       September
                                                  2000             1999          2000          2000        2000            1999
                                               ----------       ----------    ----------    ----------  ----------      ----------
Interest & Loan Fees Income                      $95,298         $90,811       $94,063       $93,268      $282,629        $263,337
Tax Equivalent Adjustment                          2,860           2,940         2,514         2,875         8,250           5,574
                                                 -------         -------       -------       -------      --------        --------
     Interest & Fees Income (FTE)                 98,158          93,751        96,577        96,143       290,879         268,911
Interest Expense                                  51,165          45,822        48,632        46,542       146,339         127,770
                                                 -------         -------       -------       -------      --------        --------
     Net Interest Income (FTE)                    46,993          47,929        47,945        49,601       144,540         141,141

Loan Loss Provision                                4,439           2,255         3,851         2,547        10,837           4,780

Non-Interest Income:
  Inv. Securities Transactions                       324             (70)          505           318         1,147               1
  Trust Revenue                                    1,749           1,392         1,753         1,692         5,194           3,984
  Service Charges on Deposits                      5,661           5,365         5,634         5,093        16,388          14,522
  Non-recurring
  Income/(loss) from Mortgage Banking              5,014           5,706         4,159         3,383        12,556          16,219
   Operations
  Gain/(loss) on Sale of Assets                        0               0             0
  Other Non-Interest Revenue                         576             450           413           315         1,304           1,209
                                                 -------         -------       -------       -------      --------        --------
     Total Non-Interest Income                    13,324          12,843        12,464        10,801        36,589          35,935
                                                 -------         -------       -------       -------      --------        --------

Non-Interest Expense:
  Staff Expense                                   12,127          14,878        13,610        13,739        39,476          44,932
  Occupancy & Equipment                            2,861           3,104         2,870         3,161         8,892           9,257
  Other Expenses                                   9,622          10,264         9,450        10,151        29,223          29,723
  Non-recurring
  Amortization of Intangibles                        819             810           819           820         2,458           2,460
  OREO Expense                                      (172)            150           191            97           116             345
  FDIC Expense                                       206             171           166           175           547             551
                                                 -------         -------       -------       -------      --------        --------
     Total Non-Interest Expense                   25,463          29,377        27,106        28,143        80,712          87,268
                                                 -------         -------       -------       -------      --------        --------

Pre-Tax Earnings (FTE)                            30,415          29,140        29,452        29,712        89,580          85,028

Tax Equivalent Adjustment                          2,860           2,940         2,514         2,875         8,250           5,574
                                                 -------         -------       -------       -------      --------        --------

Reported Pre-Tax Earnings                         27,555          26,200        26,938        26,837        81,330          79,454

Taxes                                              8,994           8,500         8,815         8,849        26,658          26,797
                                                 -------         -------       -------       -------      --------        --------

Net Income before Extra Items                     18,561          17,700        18,123        17,988        54,672          52,657

Extraordinary Items (Net of Tax)
                                                 -------         -------       -------       -------      --------        --------

Net Income                                       $18,561         $17,700       $18,123       $17,988      $ 54,672        $ 52,657
                                                 =======         =======       =======       =======      ========        ========

MEMO: Effective Tax Rate                           32.64%          32.44%        32.72%        32.97%        32.78%          33.73%

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

Consolidated Balance Sheets

                                              September 30        September 30
                                                  2000                1999          September 30       December 31     September 30
                                              Q-T-D Average       Q-T-D Average         2000              1999             1999
                                              -------------       -------------     ------------       -----------     ------------
Cash & Cash Equivalents                       $  119,225          $  115,453         $  106,887        $  159,808       $  135,637

Trading Account Securities
Securities Available for Sale                    958,583           1,443,419            967,554         1,207,363        1,445,351
Held to Maturity Securities                      388,343             273,309            385,076           265,190          273,675
Other Securities
                                              ----------          ----------         ----------        ----------       ----------
  Total Securities                             1,346,926           1,716,728          1,352,630         1,472,553        1,719,026
                                              ----------          ----------         ----------        ----------       ----------
     Total Cash and Securities                 1,466,151           1,832,181          1,459,517         1,632,361        1,854,663
                                              ----------          ----------         ----------        ----------       ----------

  Loans held for sale                            156,408             115,503            158,468           117,825          117,610
  Commercial Loans                             1,483,121           1,395,434          1,502,658         1,446,633        1,420,895
  Mortgage Loans                               1,356,533           1,176,426          1,374,402         1,370,904        1,197,891
  Consumer Loans                                 322,233             338,078            326,478           352,559          344,247
                                              ----------          ----------         ----------        ----------       ----------

     Loans & Leases, net of unearned income    3,318,295           3,025,441          3,362,006         3,287,921        3,080,643

Reserve for loan & Lease Losses                  (39,358)            (40,433)           (39,432)          (39,599)         (39,704)

Goodwill                                          36,163              36,841             35,754            37,467           38,214
Mortgage Servicing Rights                              4                  13                  0                13               13
Purchase Credit Card Intangibles
Other Intangibles                                  4,405               4,588              4,299             4,850            5,034
                                              ----------          ----------         ----------        ----------       ----------
   Total Intangibles                              40,572              41,442             40,053            42,331           43,261

Real Estate Owned                                  1,691               3,580              1,516             3,764            3,271
Other Assets                                     145,520             147,883            126,782           142,383          139,781
                                              ----------          ----------         ----------        ----------       ----------
     Total Assets                             $4,932,871          $5,010,094         $4,950,442        $5,069,160       $5,081,915
                                              ==========          ==========         ==========        ==========       ==========

MEMO: Earning Assets                          $4,656,217          $4,711,097         $4,717,326        $4,789,191       $4,812,774
                                              ==========          ==========         ==========        ==========       ==========

Interest-bearing Deposits                     $2,755,411          $2,878,331         $2,799,057        $2,780,218       $2,875,127
Noninterest-bearing Deposits                     472,398             465,750            514,080           480,767          501,800
Foreign Deposits
                                              ----------          ----------         ----------        ----------       ----------
   Total Deposits                              3,227,809           3,344,081          3,313,137         3,260,985        3,376,927

Short-term Borrowings                            408,705             438,637            422,315           398,247          441,629
Intermediate & Long-term Borrowings              828,107             759,047            748,310           953,347          801,851
                                              ----------          ----------         ----------        ----------       ----------
   Total Borrowings                            1,236,812           1,197,684          1,170,625         1,351,594        1,243,480

Other Liabilities                                 58,295              66,791             45,058            60,651           57,552
Minority Interest
                                              ----------          ----------         ----------        ----------       ----------

     Total Liabilities                         4,522,916           4,608,556          4,528,820         4,673,230        4,677,959
                                              ----------          ----------         ----------        ----------       ----------

Common Equity                                    409,955             401,538            421,622           395,930          403,956
                                              ----------          ----------         ----------        ----------       ----------
     Total Shareholders' Equity                  409,955             401,538            421,622           395,930          403,956
                                              ----------          ----------         ----------        ----------       ----------

Total Liabilities & Equity                    $4,932,871          $5,010,094         $4,950,442        $5,069,160       $5,081,915
                                              ==========          ==========         ==========        ==========       ==========

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

                                                                     Three Months Ended                            Year to Date
                                                     --------------------------------------------------       ---------------------
                                                     September    September         June          March       September   September
Share Data:                                             2000         1999           2000           2000          2000        1999
                                                     ---------    ---------        ------         -----       ---------   ---------
Earnings Per Share:
  Net Income before Extraordinary Items:
     Basic                                            $ 0.44        $ 0.41         $ 0.43         $ 0.43        $ 1.30       $1.22
     Diluted                                          $ 0.44        $ 0.41         $ 0.43         $ 0.42        $ 1.29       $1.20
     Diluted - Cash Basis                             $ 0.45        $ 0.42         $ 0.44         $ 0.44        $ 1.33       $1.24

  Net Income after Extraordinary Items:
     Basic                                            $ 0.44        $ 0.41         $ 0.43         $ 0.43        $ 1.30       $1.22
     Diluted                                          $ 0.44        $ 0.41         $ 0.43         $ 0.42        $ 1.29       $1.20
     Diluted - Cash Basis                             $ 0.45        $ 0.42         $ 0.44         $ 0.44        $ 1.33       $1.24

Common Dividend Declared Per Share                    $ 0.21        $ 0.21         $ 0.21         $ 0.21        $ 0.63       $0.61


High Common Stock Price                               $20.88        $27.25         $22.38         $24.44
Low Common Stock Price                                $18.38        $25.06         $16.38         $17.00
Book Value Per Share                                  $10.08        $ 9.43         $ 9.60         $ 9.37
Tangible Book Value Per Share                         $ 9.12        $ 8.42         $ 8.62         $ 8.38

52-week High Common Stock Price                       $26.25        $29.88         $27.25         $27.38
    Date                                            11/04/99      12/02/98       07/09/99       04/22/99
52-week Low Common Stock Price                        $16.38        $20.75         $16.38         $17.00
    Date                                            06/27/00      10/08/98       06/27/00       03/08/00


EOP Shares Outstanding (Net of Treasury Stock):                                41,910,723     42,018,879    41,825,392  42,831,660


Average Shares Outstanding: (Net of Treasury Stock):
     Basic                                        41,842,460    43,124,385     41,931,050     42,272,860    42,020,696  43,239,869
     Diluted                                      42,147,989    43,708,483     42,264,141     42,657,425    42,337,568  43,817,913

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

                                                                     Three Months Ended                            Year to Date
                                                     --------------------------------------------------       ---------------------
                                                     September    September         June          March       September   September
Memorandum Items:                                       2000         1999           2000           2000          2000        1999
                                                     ---------    ---------        ------         -----       ---------   ---------
Tax Applicable to Security Transactions                $  113         $(25)        $  177         $  111       $   401      $     0

Common Dividends                                       $8,812       $9,028         $8,812         $8,879       $26,503      $26,403

EOP Employees (full-time equivalent)                                                                             1,306        1,395

Selected Yields and Net Interest Margin:

Loans                                                    8.94%        8.36%          8.85%          8.75%         8.85%        8.35%
Investment Securities                                    6.85%        7.00%          6.84%          6.84%         6.84%        6.83%
Money Market Investments/FFS                             7.37%        6.37%          4.50%          6.46%         6.73%        6.16%
   Average Earning Assets Yield                          8.41%        7.93%          8.32%          8.22%         8.32%        7.92%
Interest-bearing Deposits                                4.65%        4.17%          4.41%          4.22%         4.43%        4.27%
Short-term Borrowings                                    5.63%        4.80%          5.34%          4.85%         5.31%        4.54%
Long-term Borrowings                                     6.31%        5.35%          6.11%          5.70%         6.03%        5.23%
   Average Liability Costs                               5.10%        4.46%          4.87%          4.62%         4.86%        4.44%
     Net Interest Spread                                 3.31%        3.47%          3.45%          3.60%         3.46%        3.48%
     Net Interest Margin                                 4.04%        3.99%          4.13%          4.23%         4.13%        4.16%

Selected Financial Ratios:

Return on Average Common Equity                         18.01%       17.49%         18.19%         18.05%        18.08%       16.68%
Return on Average Assets                                 1.50%        1.40%          1.47%          1.45%         1.48%        1.46%
Loan/Deposit Ratio                                                                                              101.48%       91.23%
Loan Loss Reserve/Net Loans                                                                                       1.19%        1.31%
Nonaccrual/Net Loans                                                                                              0.30%        0.36%
OREO/Net Loans                                                                                                    0.05%        0.11%
Non-performing/Net Loans                                                                                          0.55%        0.80%
Delinquency Ratio                                                                                                 0.50%        0.69%
Primary Capital Ratio                                                                                             9.24%        8.66%
Shareholders' Equity Ratio                                                                                        8.52%        7.95%
Price/Book Ratio                                                                                                  2.33%        3.15%
Price/Earnings Ratio                                                                                             11.38%       10.94%
Efficiency Ratio                                        41.36%       46.71%         43.56%         45.31%        43.41%       47.70%

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

                                                  September     September         December          June          March
Credit Quality Data:                                2000          1999              1999            2000          2000
                                                  --------      ---------         --------         ------        ------
EOP Non-Accrual Loans                             $10,062        $11,059          $ 12,327        $11,156       $13,110
EOP 90-Day Past Due Loans                           6,666          9,872             8,415          5,955         7,951
                                                  -------        -------          --------        -------       -------
   Total EOP Non-performing Loans                 $16,728        $20,931          $ 20,742        $17,111       $21,061

EOP Other Real Estate & Assets Owned                1,516          3,271             3,764          2,754         3,764
                                                  -------        -------          --------        -------       -------
   Total EOP Non-performing Assets                $18,244        $24,202          $ 24,506        $19,865       $24,825
                                                  =======        =======          ========        =======       =======
                                                    Three Months Ended                Year to Date
                                                  -----------------------        -------------------------
                                                  September     September        September       September
                                                    2000          1999             2000            1999
                                                  --------      ---------        ---------       ---------
Charge-off Analysis:
Gross Charge-offs                                 $(4,544)       $(3,032)         $(11,792)       $(4,943)
Recoveries                                            212             10               787            678
                                                  -------        -------          --------        -------
Net Charge-offs                                   $(4,332)       $(3,022)         $(11,005)       $(4,265)
                                                  =======        =======          ========        =======